Exhibit 10.2
AMENDMENT DATED AS OF 12/31/06 TO
SENIOR SECURED CONVERTIBLE DEBENTURE

AMOUNT	up to $1,000,000.00
ORIGINAL ISSUANCE DATE:	11/__/04

FOR VALUE RECEIVED, BioStem, Inc., a Nevada corporation (the “Company”) as successor in interest to ABS Holding Company, Inc., a Nevada corporation (“ABS”) and BH Holding Company, Inc., a Nevada corporation (BH, and, together with ABS, the “Subsidiaries”), and Marc Ebersole (“Ebersole”), on the one hand, and Hyde Investments, Ltd. (“Hyde”), on the other hand, each agree and acknowledge the following:

The parties hereto entered into that certain Senior Secured Convertible Debetnure, dated as of November 2004 (the “Debenture”), which was assumed in all respects by the Company upon its acquisition of the Subsidiaries;

The balance of the Debenture as of December 31, 2006 is $542,500, plus all accrued interest;

The parties hereto verbally agreed to extend the maturity date of the Debenture to December 31, 2006, and now wish to agree to extend the maturity date of the Debenture to December 31, 2007;

NOW THEREFORE, EACH OF THE PARTIES HERETO AGREES AS FOLLOWS:

Hyde agrees to extend the maturity date of the Debenture to December 31, 2007. The Company, the Subsidiries and Ebersole hereby agree that the facts set forth in the recitals above are true and are hereby ratified, approved and confirmed.

Each of the parties hereto jointly and severally consent to such modification. The issuance date of the Debenture is agreed to be November 4, 2004. All other terms and conditions of the Debenture remain in full force and effect.

IN WITNESS WHEREOF, parties have duly executed this Debenture as of the date first written above.

BioStem, Inc.           Hyde Investments, Ltd.
a Nevada corporation

By: /s/  Marc Ebersole                                                                                                                        By: /s/ C.Rykov
Name: Marc Ebersole                                                                                                                              C. Rykov, Director
Title: President and CEO

Marc Ebersole                                                                                                                                    ABS Holding Company, Inc.
                                                                                                                                                              BH Holding Company, Inc.

/s/ Marc Ebersole                                                                                                                               By: /s/ Marc Ebersole
Individually and as shareholder                                                                                                             Marc Ebersole, CEO